SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):                    26-Dec-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-6
(Exact name of registrant as specified in its charter)


          Delaware                     333-107055-07          13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

     On   26-Dec-03   a scheduled distribution was made from the Trust
        to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 26-Dec-03
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                      Date:
                      Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report Dated               26-Dec-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-6

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:           26-Dec-03

DISTRIBUTION SUMMARY

 Class     Orig Bal       Beg Bal         Prin           Rate
  A-1    300,000,000    298,530,828    2,026,675       1.41875%
  A-2    155,000,000    154,053,500    2,551,626       1.33875%
  A-3    52,000,000     52,000,000         0           1.61875%
  A-4    100,000,000    99,542,754     1,232,669       1.41875%
 A-IO-1  273,150,000    271,857,187        0           6.88000%
 A-IO-2  694,800,000    694,800,000        0           0.00125%
 A-IO-S  725,000,050    722,130,168        0           0.20411%
  M-1    43,500,000     43,500,000         0           1.81875%
  M-2    32,650,000     32,650,000         0           2.78875%
  M-3     7,250,000      7,250,000         0           3.06875%
  B-1    12,750,000     12,750,000         0           4.36875%
  B-2    12,750,000     12,750,000         0           5.51875%
  B-3     9,100,000      9,100,000         0           5.61875%
   X     725,000,050    722,130,168        0              N/A
   R         50              0             0           1.47875%
 Total   725,000,050    722,127,082    5,810,970

 Class       Int            Loss       Total Dist      Int Short
  A-1      364,716          N/A        2,391,390          0
  A-2      177,595          N/A        2,729,221          0
  A-3      72,484           N/A         72,484            0
  A-4      121,612          N/A        1,354,281          0
 A-IO-1   1,630,088         N/A        1,630,088          0
 A-IO-2      724            N/A           724             0
 A-IO-S    122,826          N/A         122,826           0
  M-1      68,127           0.00        68,127            0
  M-2      78,406           0.00        78,406            0
  M-3      19,158           0.00        19,158            0
  B-1      47,965           0.00        47,965            0
  B-2      60,591           0.00        60,591            0
  B-3      44,029           0.00        44,029            0
   X      1,668,836         N/A        1,668,836          0
   R          0             N/A            0              0
 Total    4,477,157         0.00      10,288,127          0


 Class     End Bal
  A-2    296,504,153
  A-3    151,501,874
  A-4    52,000,000
 A-IO-1  98,310,084
 A-IO-2  269,242,250
 A-IO-S  665,300,000
  M-1    716,319,198
  M-2    43,500,000
  M-3    32,650,000
  B-1     7,250,000
  B-2    12,750,000
  B-3    12,750,000
   X      9,100,000
   R     716,319,198
 Total        0
         716,316,112

AMOUNTS PER $1,000 UNIT

 Class      Cusip           Prin          Int            Total
  A-1     22541QTL6     6.75558300    1.21571843      7.97130143
  A-2     22541QTM4     16.46210174   1.14577290     17.60787465
  A-3     22541QTN2     0.00000000    1.39392365      1.39392365
  A-4     22541QTP7     12.32669460   1.21611520     13.54280980
 A-IO-1   22541QTQ5     0.00000000    5.96773762      5.96773762
 A-IO-2   22541QTY8     0.00000000    0.00104167      0.00104167
 A-IO-S   22541QTZ5     0.00000000    0.16941462      0.16941462
  M-1     22541QTS1     0.00000000    1.56614575      1.56614575
  M-2     22541QTT9     0.00000000    2.40142358      2.40142358
  M-3     22541QTU6     0.00000000    2.64253517      2.64253517
  B-1     22541QTV4     0.00000000    3.76197882      3.76197882
  B-2     22541QTW2     0.00000000    4.75225725      4.75225725
  B-3     22541QTX0     0.00000000    4.83836813      4.83836813
   X      22541QUA8     0.00000000    2.30184254      2.30184254
   R      22541QTR3     0.00000000    0.00000000      0.00000000


           Interest
        Carry-forward
 Class      Amount        End Bal
  A-1    0.00000000    988.34717803
  A-2    0.00000000    977.43144690
  A-3    0.00000000    1000.00000000
  A-4    0.00000000    983.10084180
 A-IO-1  0.00000000    985.69375924
 A-IO-2  0.00000000    957.54173863
 A-IO-S  0.00000000    988.02641214
  M-1    0.00000000    1000.00000000
  M-2    0.00000000    1000.00000000
  M-3    0.00000000    1000.00000000
  B-1    0.00000000    1000.00000000
  B-2    0.00000000    1000.00000000
  B-3    0.00000000    1000.00000000
   X     0.00000000    988.02641214
   R     0.00000000     0.00000000

                          GROUP 1       GROUP 2          TOTAL
Principal Distributions:
Beginning Balance         356,736,363 365,393,805        722,130,168
     Scheduled Princip        281,004     285,655            566,659
     Prepays (Incls Cu      1,745,671   3,498,640          5,244,311
     Net Liq Proceeds               0           0                  0
     Loan Purchase Pri              0           0                  0
     Total Prin Remit       2,026,675   3,784,295          5,810,970
     Net Realized Loss              0           0                  0
Ending Balance            354,709,688 361,609,510        716,319,198
Ending Count                    2,809       2,411              5,220

Aggregate End Coll Bal    354,709,688 361,609,510        716,319,198

Ending Overcollateralization Amount                         3,086.34

Prefunding Account:
Beginning Balance                   0           0                  0
Subsequent Transfer                 0           0                  0
Added to available cer              0           0                  0
Amount in Prefund Acct              0           0                  0

Interest Distributions:
Sched Int-Net Serv Fee      2,196,099   2,241,738          4,437,837
Less RAIS                           0           0                  0
Less NPPIS                          0           0                  0
                            2,196,099   2,241,738          4,437,837
Capitalized Interest Account:
Beginning Balance                                                  0
less: Cap Int Require               0           0                  0
less: W/draw Overfund Int Amt to Depositor                         0
Ending Balance                                                     0

Servicing Fee                  84,559      93,503            178,062
Trustee Fee                     1,130       1,157              2,287
Credit Risk Manager Fe          4,905       5,024              9,929
LPMI                              141           0                141
Dividend Rewards                    0           0                  0
Excess Servicing Fee           64,082      58,744            122,826
FSA Premium                    14,927       4,977             19,904

Current Advances as of determination date                  2,647,570
Outstanding Advances  (end of prior calendar month         3,058,185
*Reflects Advances from Ocwen only.

Has Ocwen failed the Termination Test?            NO

Delinquency Information
        30-59 days delinquent         60-89 days delinquent
            Count              Balance   Count                Balance
Grp 1        46             5,694,001      5                 395,892
Grp 2        37             5,950,853      8               1,196,048
Total        83            11,644,854     13               1,591,939
*Note:  Do not include loans in 4close, bankruptcy, or REO.

        90 or more days delinquent
            Count              Balance
Grp 1         1               242,861
Grp 2         2               267,742
Total         3               510,604
*Note:  Do not include loans in 4close, bankruptcy, or REO.

        Outstanding Loans
            Count              Balance
Grp 1       2,809         354,709,688
Grp 2       2,411         361,609,510
Total       5,220         716,319,198

        Foreclosure
Grp 1       Count              Balance
Grp 2         0                     0
Total         0                     0
              0                     0
        Bankruptcy
            Count              Balance
Grp 1         1                77,063
Grp 2         0                     0
Total         1                77,063

                      REO
            Count              BalanceMarket Value
Grp 1         0                     0           0
Grp 2         0                     0           0
Total         0                     0           0

# of Loans for which Prepay Prems were collected                  21
Prin Bal of Loans for which Prepay Prems were coll         3,043,346
Current amount of Prepayment Premiums                         71,440

Current Delinquency Rate (60+days)                           0.30428%
Rolling Three Month Delinquency Rate (60+days)               0.17069%

Number of Loans Repurchased                                        0
Principal Balance of Loans Repurchased                             0

Realized Losses incurred during the related Due Pe                 0
Cumulative Realized Losses since Startup Day                       0

Weighted Average Term to Maturity of Mortgage Loan               349
Weighted Average Gross Coupon of Mortgage Loans              7.67071%
Weighted Average Net Coupon of Mortgage Loans                7.15017%

Aggregate number of Mortgage Loans in the pool                 5,220

Insured Payment on Class As                                     0.00

Senior Enhancement Percentage                               16.34097%

Net Excess Spread                                            2.94639%

Deposit to Basis Risk Reserve Fund                                 0
Basis Risk Reserve Fund Balance                                5,000

Interest Rate Cap Account
        Beginning Balance                                          0
        Deposits                                                   0
        Withdrawals                                                0
        Ending Balance                                             0

        Target Amount for the preceding Distributi        10,146,958


        SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-6


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee